Exhibit 99.1

  Pacific Capital Bancorp Reports Second Quarter Financial Results,
   Restatement of First Quarter 2007 Financial Results, and New $25
                   Million Share Repurchase Program

    SANTA BARBARA, Calif.--(BUSINESS WIRE)--Aug. 1, 2007--Pacific
Capital Bancorp (Nasdaq:PCBC), a community bank holding company with $7.3 billion in assets, today announced financial results for the second quarter ended June 30, 2007.

    Net income for the second quarter of 2007 was $33.2 million, or $0.70 per diluted share, compared with net income of $11.5 million, or $0.24 per diluted share, reported for the second quarter of 2006. Net income for the second quarter of 2007 included a $23.5 million pre-tax net gain on the sale of the Company's Indirect Auto Finance and Commercial Equipment Leasing portfolios, as well as charges of $2.5 million related to the exiting of these businesses and other restructuring actions designed to continue streamlining the organization. Excluding those items, net income was $21.0 million, or $0.44 per diluted share, for the second quarter of 2007.

    Commenting on the second quarter results, George Leis, President and Chief Executive Officer of Pacific Capital Bancorp, said, "We executed well in all facets of the business during the second quarter, highlighted by very strong loan production. Our markets continue to experience healthy economic conditions, which is allowing us to generate strong loan growth and maintain stable asset quality. Our loan growth was generated across all segments of the portfolio, with double-digit annualized increases occurring in the construction, commercial, consumer, residential, and commercial real estate portfolios.

    "In recent months, we have implemented a number of strategies to improve the performance of the core bank, including divesting non-strategic business lines, enhancing our balance sheet management, and streamlining the Company's infrastructure. We have been able to effectively implement these strategies without negatively impacting our business development capabilities. We believe this will help us drive solid improvement in key metrics for the core bank such as return on equity and return on assets in the future," said Leis.

    First Quarter 2007 Restatement

    Pacific Capital announced that it will restate the Company's financial results for the first quarter of 2007 as a result of two incorrect postings to the general ledger. Both postings related to the Refund Anticipation Loan (RAL) program. The postings resulted in an $11.2 million overstatement in RAL balances at March 31, 2007, a $9.7 million overstatement of interest income, and a $1.5 million understatement of the provision for RAL credit losses. The resulting impact of the restatement is an after-tax decrease in net income of $6.5 million, or $0.14 per fully diluted share, for the first quarter of 2007. The Company now reports net income of $51.6 million and fully diluted earnings per share for the first quarter of 2007 of $1.09. The restated financial tables for the first quarter of 2007 included at the end of this release reflect the corrections.

    "These accounting errors related solely to our RAL program," said Leis. "Although the restatement reduces our first quarter earnings per share, it does not change our full year earnings guidance for the consolidated bank. We recognize that these errors should have been discovered during the financial review process, and we are strengthening our accounting procedures and review processes. We are committed to providing our shareholders and the investment community with accurate financial reports, and we are taking all the necessary steps to ensure that we live up to this requirement in the future."

    Share Repurchase Program

    The Company also announced today that the Board of Directors has authorized a new $25 million stock repurchase program, which replaces the previous program authorized by the Board in August 2003. Under the new program, repurchases may be made from time to time by the Company in the open market, in block purchases, or in privately negotiated transactions in accordance with Securities and Exchange Commission
(SEC) rules and depending on market price and other conditions.

    "We believe that our stock represents an attractive investment opportunity for the Company," said Leis. "The new share repurchase program reflects our strong belief in the long-term growth opportunities of the Company and will provide an additional avenue for enhancing shareholder value."

    Income Statement

    Throughout this press release, the Company has presented certain amounts and ratios that are computed both with and without the impact of the Company's Refund Anticipation Loan (RAL) and Refund Transfer
(RT) programs and certain other items that are not deemed to be part of ongoing operations. The Company's management utilizes the information excluding the RAL/RT programs and certain other items in the evaluation of its core banking operations and believes that the investment community also finds this information valuable. The impact of the RAL/RT programs as well as certain other nonrecurring items on the consolidated information prepared in accordance with Generally Accepted Accounting Principles are provided in tables at the end of this release.

    During the second quarter of 2007, total interest income was $120.4 million, compared with $113.2 million in the same quarter of 2006. Excluding the RAL program, total interest income was $116.2 million in the second quarter of 2007, compared with $108.4 million in the same quarter of 2006. The increase in total interest income was primarily attributable to organic growth in the loan portfolio.

    Total interest expense for the second quarter of 2007 was $53.6 million, compared with $43.8 million for the second quarter of 2006. Excluding the RAL program, total interest expense was $52.0 million in the second quarter of 2007, compared with $42.4 million in the same period of 2006. The increase in total interest expense resulted from higher borrowings incurred to support loan growth and higher rates paid on deposits and borrowings.

    Net interest income for the second quarter of 2007 was $66.8 million, compared with $69.4 million in the same quarter of 2006. Excluding the RAL program, net interest income was $64.2 million in the second quarter of 2007, compared with $66.0 million in the same quarter of 2006.

    Net interest margin for the second quarter of 2007 was 4.13%, which compares with 4.44% in the second quarter of 2006. Exclusive of RALs in both periods, net interest margin in the second quarter of 2007 was 3.89%, compared with 4.13% in the second quarter of 2006. This also compares with a net interest margin of 3.88% in the first quarter of 2007, exclusive of RALs and Holiday loans.

    Non-interest income was $48.9 million in the second quarter of 2007, compared with $22.3 million in the second quarter of 2006. Excluding the impact of the RAL/RT programs and gains on the two portfolio loan sales, non-interest income in the second quarter of 2007 was $17.3 million, an increase of 19.3% over $14.5 million in the same period of the prior year. The increase in non-interest income was driven by increases in all categories, with particularly strong growth in trust and investment advisory income resulting from the acquisition of Morton Capital Management in July 2006.

    The Company's operating efficiency ratio for the second quarter of 2007 was 48.7%, compared with 73.4% in the same period last year. Excluding the impact of the RAL/RT programs and one-time items, the Company's operating efficiency ratio for the second quarter of 2007 was 63.0%, compared with 72.4% in the same period last year. This also compares with an operating efficiency ratio of 62.5% in the first quarter of 2007, excluding one-time items and RAL/RT.

    Balance Sheet

    Total gross loans were $5.47 billion at June 30, 2007, compared with $5.52 billion at March 31, 2007, and $5.23 billion at June 30, 2006. Total loans at June 30, 2007, included RALs; total loans at March 31, 2007, included RALs, the divested loan portfolios, and a $34 million bridge loan paid off in the second quarter; and total loans at June 30, 2006, included RALs and the divested portfolios. Excluding these listed items to provide a more meaningful comparison of loan balances from period to period, total gross loans were $5.44 billion at June 30, 2007, an annualized increase of 26.5% from $5.11 billion at March 31, 2007 and an increase of 15.9% from $4.70 billion at June 30, 2006. During the second quarter, the Company generated annualized growth of 56% in construction, 32% in commercial, 29% in residential, 29% in consumer, and 20% in commercial real estate loans outstanding.

    Total deposits were $4.78 billion at June 30, 2007, compared to $5.01 billion at March 31, 2007, and $4.84 billion at June 30, 2006. Total deposits at June 30, 2006 and 2007, and March 31, 2007, included deposits related to the RAL program. Deposits at June 30, 2006, also included $25.2 million in deposits sold with the San Diego branch in the fourth quarter of 2006. All three periods included brokered CDs. Exclusive of these listed items, total deposits were $4.62 billion at June 30, 2007, compared to $4.66 billion at March 31, 2007 and $4.55 billion at June 30, 2006.

    Impact of Loan Portfolio Sales on Asset Quality Ratios

    In the second quarter of 2007, Pacific Capital sold its Indirect Auto Finance and Commercial Equipment Leasing portfolios, which had significantly higher loss rates than the rest of the portfolio. Approximately 30% of the Company's allowance for credit losses (excluding RALs) at March 31, 2007 was allocated to the Indirect Auto Finance and Commercial Equipment Leasing portfolios. Following the sale of these loan portfolios, Pacific Capital is showing a lower allowance for credit losses as a percentage of total loans, which reflects the low loss rates the Company has historically experienced in the remaining overall portfolio.

    Although the two divested business lines had higher loss rates than the rest of the portfolio, they had minimal impact on the level of non-performing loans as delinquent credits in these business lines typically went directly to charge-off.

    Given the size, growth rate, and stability of the loan portfolio, Pacific Capital expects a normalized provision for credit losses to range between $4.0 million and $5.0 million per quarter for the foreseeable future.

    Asset Quality and Capital Ratios

    In the second quarter of 2007, the Company recorded a provision for credit losses of $5.1 million, of which $5.4 million relates to the core bank. During the quarter, there was a negative provision of $281,000 related to the RAL program.

    At June 30, 2007, the allowance for credit losses (excluding RALs) was $41.6 million, or 0.76% of total loans (excluding RALs), compared to $55.6 million, or 1.03% of total loans, at March 31, 2007.

    Exclusive of RALs, total nonperforming assets, which include nonperforming loans and other real estate owned, were $24.4 million, or 0.35% of total assets, at June 30, 2007, compared with $22.5 million, or 0.32% of total assets, at March 31, 2007.

    As stated previously, Pacific Capital Bancorp has virtually no exposure to the sub-prime residential mortgage market and continues to experience excellent credit quality in its residential real estate portfolio. At June 30, 2007, non-performing loans to total loans in the residential real estate portfolio were 0.11%.

    The Company's ratio of allowance to non-performing loans
(excluding RALs) was 194% at June 30, 2007, compared to 285% at March
31, 2007.

    Excluding RALs, net charge-offs were $4.1 million for the three months ended June 30, 2007, compared with net charge-offs of $11.9 million for the three months ended March 31, 2007. Annualized net charge-offs to total average loans (both excluding RALs) were 0.29% for the three months ended June 30, 2007, compared with 0.85% for the three months ended March 31, 2007. Net charge-offs for the three months ended March 31, 2007 included $6.0 million related to Holiday loans, a product line that has been discontinued.

    At June 30, 2007 the Company's capital ratios were above the well-capitalized guidelines established by bank regulatory agencies.

    RAL/RT Programs

    Through the first six months of 2007, the Company's Refund Anticipation Loan and Refund Transfer programs generated $65.0 million in pre-tax income, a decline of 26% from the $87.7 million during the same period in 2006. Total volume for these programs was 6.6 million transactions during the first six months of 2007, a decline of 2% from the 6.7 million transactions processed in the same period of the prior year. As indicated in the Company's first quarter 2007 earnings release, the decline in income in the 2007 RAL/RT programs is attributable to lower transaction volumes and higher loss rates due to increased occurrences of fraud and higher losses in the pre-file product. Early in the second quarter, the Company announced that it would not offer the pre-file product in subsequent years.

    During the second quarter of 2007, the RAL/RT programs generated earnings of $0.11 per diluted share.

    Profitability Ratios

    Pacific Capital Bancorp's return on average equity (ROE) and return on average assets (ROA) for the second quarter of 2007 were 19.99% and 1.83%, respectively, compared to 7.77% and 0.66%, respectively, for the second quarter of 2006. Excluding the impact of the RAL/RT programs and the one-time items, the Company's ROE and ROA for the second quarter of 2007 were 9.84% and 0.94%, respectively, compared to 8.17% and 0.56%, respectively, for the second quarter of 2006.

    Interim Chief Financial Officer Named

    As previously announced, Joyce Clinton has resigned as the Company's Chief Financial Officer and will complete her employment with Pacific Capital Bancorp on August 3, 2007. The Company is underway with its search for a new Chief Financial Officer, and has named Brad Cowie as Interim Chief Financial Officer. Mr. Cowie, a Certified Public Accountant, has been with Pacific Capital for 11 years and currently serves as Chief Risk Officer.

    Pacific Capital has also engaged the services of the Company's former Chief Financial Officer, Don Lafler, to serve in a consulting capacity providing accounting oversight for the Company until a permanent Chief Financial Officer is appointed.

    Outlook

    For the full year 2007, Pacific Capital Bancorp continues to expect fully diluted earnings per share to range between $2.05 and $2.11, excluding the net gain on sale of the loan portfolios in the second quarter of 2007.

    Commenting on the outlook for Pacific Capital Bancorp, Leis said, "We expect a continuation of the positive trends that we experienced in the second quarter, which should help us deliver strong growth in the earnings for the core bank over the remainder of 2007. We also continue to evaluate all facets of the business to identify additional areas of improvement, including potential further restructuring of our balance sheet. We are committed to deploying our capital in more productive ways in order to generate higher returns for our shareholders."

    Conference Call and Webcast

    The Company will hold a conference call today at 11:00 a.m. Eastern time / 8:00 a.m. Pacific time to discuss its second quarter 2007 results. To access a live webcast of the conference call, log on at the Investor Relations page of the Company's website at www.pcbancorp.com. For those who cannot listen to the live broadcast, a replay of the conference call will be available shortly after the call at the same location.

    Pacific Capital Bancorp is the parent company of Pacific Capital Bank, N.A., a nationally chartered bank that operates 50 branches under the local brand names of Santa Barbara Bank & Trust, First National Bank of Central California, South Valley National Bank, San Benito Bank and First Bank of San Luis Obispo.

    Forward Looking Statements

    This press release contains forward-looking statements with respect to the financial condition, results of operation and businesses of Pacific Capital Bancorp. These include statements that relate to or are dependent on estimates or assumptions relating to the prospects of continued loan and deposit growth, improved credit quality, the health of the capital markets, the Company's de novo branching and acquisition efforts, the operating characteristics of the Company's income tax refund loan and transfer programs and the economic conditions within its markets. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company's control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) increased competitive pressure among financial services companies; (2) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (3) deterioration in general economic conditions, internationally, nationally or in California; (4) the occurrence of terrorist acts; (5) reduced demand for or earnings derived from the Company's income tax refund loan and refund transfer programs; (6) legislative or regulatory changes or litigation adversely affecting the businesses in which Pacific Capital Bancorp engages; (7) unfavorable conditions in the capital markets; (8) difficulties in opening additional branches or integrating acquisitions; and (9) other risks detailed in reports filed by Pacific Capital Bancorp with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and Pacific Capital Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. For a more detailed description of the risk factors associated with the Company's businesses, please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

    Non-GAAP Amounts and Measures

    This press release contains amounts and ratios that are computed excluding the results of operations of the RAL/RT programs and/or excluding asset and liability balances related to those programs. Because they relate to the filing of individual tax returns, these programs are activities conducted primarily during the first and second quarters of each year. These programs comprise one of the Company's operating segments for purposes of segment reporting in the Company's quarterly and annual reports to the SEC. The Company's Management believes analysts and investors find this information useful for the same reason that Management uses it internally, namely, it provides more comparability with virtually all of the rest of the Company's peers that do not operate such programs.

    The information that excludes balances and results of the RAL/RT programs is reconciled to the consolidated information prepared in accordance with Generally Accepted Accounting Principles in several tables at the end of this release.

    In addition to the non-GAAP measures computed related to the Company's balances and results exclusive of its RAL and RT programs, this release contains other financial information determined by methods other than in accordance with GAAP. Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that the measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis.

    The assets, liabilities, and results of operations of the Company's refund programs are reported in its periodic filings with the SEC as a segment of its business. Because these are activities conducted by very few other financial institutions, users of the financial statements have indicated that they are interested in information for the Company exclusive of these programs so that they may compare the results of operations with financial institutions that have no comparable programs. The amounts and ratios may generally be computed from the information provided in the note to its financial statements that discloses segment information, but are computed and included in the press release for the convenience of those users.



Consolidated Balance Sheets                   (unaudited-
                                  (unaudited)  restated)
(dollars in thousands)                                       As of
                                    6/30/2007   3/31/2007  12/31/2006
Assets
 Cash and due from banks           $  345,305  $  178,822 $   154,182
 Trading securities                     1,011          --          --
 Available-for-sale securities        963,687     998,147   1,167,142
 Loans held for sale                       --     233,939          --
 Loans
  Real estate
   Residential                      1,360,031   1,267,628   1,199,719
   Multi-family residential           287,392     287,187     287,626
   Non-residential                  1,502,310   1,432,645   1,420,401
   Construction                       621,601     544,803     536,443
  Commercial loans                  1,077,305   1,032,410   1,072,831
  Home equity loans                   379,407     373,028     372,637
  Consumer loans                      213,682     199,208     527,751
  Tax refund loans (RAL)               30,195      97,400           -
  Leases                                   14     282,857     297,526
  Other loans                           2,314       2,547       3,899
                                  ----------- ----------- -----------
  Gross loans                       5,474,251   5,519,713   5,718,833
 Allowance for credit losses           43,549      63,204      64,671
                                  ----------- ----------- -----------
 Total loans, net                   5,430,702   5,456,509   5,654,162
 Premises and fixed assets             90,788      93,525      95,400
 Accrued interest receivable           32,659      31,990      32,294
 Goodwill                             145,272     145,272     145,272
 Other intangible assets                7,572       7,953       8,797
 Other assets                         271,903     275,295     237,581
                                  ----------- ----------- -----------
Total assets                       $7,288,899  $7,421,452 $ 7,494,830
                                  =========== =========== ===========

Liabilities
 Deposits
  Non-interest-bearing demand
   deposits                        $1,030,617  $1,194,922 $ 1,079,152
  Interest-bearing deposits
   NOW accounts                     1,142,744   1,169,867   1,186,352
   Money market deposit accounts      747,120     637,535     630,155
   Other savings deposits             280,819     287,099     275,910
   Time certificates of $100,000
    or more                           981,570   1,036,439   1,136,762
   Other time deposits                601,107     683,422     738,070
                                  ----------- ----------- -----------
  Total interest-bearing deposits   3,753,360   3,814,362   3,967,249
                                  ----------- ----------- -----------
       Total deposits               4,783,977   5,009,284   5,046,401
 Federal funds purchased and
  securities sold under
  agreements to repurchase            285,391     344,667     356,352
 Long-term debt and other
  borrowings                        1,422,233   1,263,949   1,391,704
 Obligations under capital lease        9,579       9,523       9,468
 Accrued interest payable and
  other liabilities                   105,831     131,531      73,529
                                  ----------- ----------- -----------
Total liabilities                   6,607,011   6,758,954   6,877,454

Shareholders' equity                  681,888     662,498     617,376
                                  ----------- ----------- -----------
Total liabilities and
 shareholders' equity              $7,288,899  $7,421,452 $ 7,494,830
                                  =========== =========== ===========

 Total consumer loans, net of
  holiday loans                    $  213,682  $  199,208 $   441,500


Consolidated Balance
 Sheets                 (unaudited) (unaudited) % Change 06/30/2007 vs
(dollars in thousands)                             3/31/2007 6/30/2006
                          9/30/2006   6/30/2006  Annualized
Assets
 Cash and due from
  banks                  $  191,974  $  215,969       372.4%     59.9%
 Trading securities              --          --           --        --
 Available-for-sale
  securities              1,222,833   1,262,684      (13.8%)   (23.7%)
 Loans held for sale             --          --     (100.0%)        --
 Loans
  Real estate
   Residential            1,117,030   1,048,954        29.2%     29.7%
   Multi-family
    residential             280,203     272,229         0.3%      5.6%
   Non-residential        1,395,479   1,356,709        19.5%     10.7%
   Construction             490,278     454,197        56.4%     36.9%
  Commercial loans          958,305   1,024,971        17.4%      5.1%
  Home equity loans         362,768     349,419         6.8%      8.6%
  Consumer loans            422,003     410,442        29.1%   (47.9%)
  Tax refund loans
   (RAL)                     15,109      11,607     (276.0%)    160.1%
  Leases                    305,015     300,101     (400.0%)  (100.0%)
  Other loans                 2,184       1,675      (36.6%)     38.1%
                        ----------- -----------
  Gross loans             5,348,374   5,230,304       (3.3%)      4.7%
 Allowance for credit
  losses                     56,246      53,638     (124.4%)   (18.8%)
                        ----------- -----------
 Total loans, net         5,292,128   5,176,666       (1.9%)      4.9%
 Premises and fixed
  assets                    108,149     111,421      (11.7%)   (18.5%)
 Accrued interest
  receivable                 31,104      29,778         8.4%      9.7%
 Goodwill                   145,271     140,584         0.0%      3.3%
 Other intangible
  assets                      9,846       8,218      (19.2%)    (7.9%)
 Other assets               224,200     237,420       (4.9%)     14.5%
                        ----------- -----------
Total assets             $7,225,505  $7,182,740       (7.1%)      1.5%
                        =========== ===========

Liabilities
 Deposits
  Non-interest-bearing
   demand deposits       $1,075,252  $1,103,422      (55.0%)    (6.6%)
  Interest-bearing
   deposits
   NOW accounts           1,140,881   1,107,152       (9.3%)      3.2%
   Money market deposit
    accounts                635,488     619,726        68.8%     20.6%
   Other savings
    deposits                301,739     325,197       (8.7%)   (13.6%)
   Time certificates of
    $100,000 or more      1,028,796     980,531      (21.2%)      0.1%
   Other time deposits      750,176     706,111      (48.2%)   (14.9%)
                        ----------- -----------
  Total interest-
   bearing deposits       3,857,080   3,738,717       (6.4%)      0.4%
                        ----------- -----------
       Total deposits     4,932,332   4,842,139      (18.0%)    (1.2%)
 Federal funds
  purchased and
  securities sold under
  agreements to
  repurchase                286,883     284,051      (68.8%)      0.5%
 Long-term debt and
  other borrowings        1,296,593   1,374,964        50.1%      3.4%
 Obligations under
  capital lease               9,473       9,420         2.4%      1.7%
 Accrued interest
  payable and other
  liabilities                77,703      74,302      (78.2%)     42.4%
                        ----------- -----------
Total liabilities         6,602,984   6,584,876       (9.0%)      0.3%

Shareholders' equity        622,521     597,864        11.7%     14.1%
                        ----------- -----------
Total liabilities and
 shareholders' equity    $7,225,505  $7,182,740       (7.1%)      1.5%
                        =========== ===========

 Total consumer loans,
  net of holiday loans   $  422,003  $  410,442        29.1%   (47.9%)



Consolidated Statements of Income (unaudited)

(dollars in thousands)                  For the Three-Month Period
                                               Ended 6/30/2007
                                                    Excluding
                                       Consolidated   RAL/RT  RAL/RT
Interest income
 Loans                                    $108,545  $104,357  $4,188
 Securities                                 11,550    11,550      --
 Federal funds sold and securities
  purchased under resale agreements            297       297      --
                                       ------------ --------- -------
  Total interest income                    120,392   116,204   4,188
                                       ------------ --------- -------
Interest expense
 Deposits                                   31,416    31,416      --
 Securities sold under agreements to
  repurchased and federal funds
  purchased                                  4,272     3,733     539
 Other borrowed funds                       17,869    16,897     972
                                       ------------ --------- -------
  Total interest expense                    53,557    52,046   1,511
                                       ------------ --------- -------
Net interest income                         66,835    64,158   2,677
                                       ------------ --------- -------
Provision for credit losses
 Provision for credit losses - RAL            (281)       --    (281)
 Provision for credit losses -
  Excluding RAL/RT                           5,396     5,396      --
                                       ------------ --------- -------
Provision for credit losses                  5,115     5,396    (281)
                                       ------------ --------- -------
Net interest income after provision
 for credit losses                          61,720    58,762   2,958
                                       ------------ --------- -------
Non-interest income
 Service charges on deposits                 4,401     4,401      --
 Trust and investment advisory fees          5,944     5,944      --
 Refund transfer fees                        6,168        --   6,168
 Other service charges, commissions
  and fees, net                              6,026     4,184   1,842
 Gain on sale of tax refund loans, net          --        --      --
 Gain on sale of leasing portfolio          24,344    24,344      --
 Gain (loss) on securities, net                 (2)       (2)     --
 Other income                                1,978     1,952      26
                                       ------------ --------- -------
  Total non-interest income                 48,859    40,823   8,036
                                       ------------ --------- -------
Non-interest expense
 Personnel                                  31,081    31,293    (212)
 Occupancy expense                           5,579     5,308     271
 Equipment expense                           2,610     2,447     163
 Refund program marketing and
  technology fees                               13        --      13
 Other expenses                             17,776    15,784   1,992
                                       ------------ --------- -------
        Total non-interest expense          57,059    54,832   2,227
                                       ------------ --------- -------
Net income before taxes                     53,520    44,753   8,767
Provision for income taxes                  20,354    16,667   3,687
                                       ------------ --------- -------
Net income                                $ 33,166  $ 28,086  $5,080
                                       ============ ========= =======

Earnings per share - basic                $   0.71
Earning per share - diluted               $   0.70
Average number of shares - basic            47,016
Average number of shares - diluted          47,286


(dollars in thousands)      For the Three-Month Period
                                   Ended 6/30/2006        Consolidated
                                        Excluding
                           Consolidated   RAL/RT  RAL/RT   % Change
Interest income
 Loans                        $ 98,811  $ 94,028  $4,783         9.9%
 Securities                     14,394    14,394      --       (19.8%)
 Federal funds sold and
  securities purchased
  under resale agreements           --        (8)      8          --
                           ------------ --------- -------
  Total interest income        113,205   108,414   4,791         6.3%
                           ------------ --------- -------
Interest expense
 Deposits                       27,837    27,355     482        12.9%
 Securities sold under
  agreements to
  repurchased and federal
  funds purchased                4,681     4,464     217        (8.7%)
 Other borrowed funds           11,261    10,576     685        58.7%
                           ------------ --------- -------
  Total interest expense        43,779    42,395   1,384        22.3%
                           ------------ --------- -------
Net interest income             69,426    66,019   3,407        (3.7%)
                           ------------ --------- -------
Provision for credit
 losses
 Provision for credit
  losses - RAL                    (881)       --    (881)       68.1%
 Provision for credit
  losses - Excluding
  RAL/RT                         6,837     6,837      --       (21.1%)
                           ------------ --------- -------
Provision for credit
 losses                          5,956     6,837    (881)      (14.1%)
                           ------------ --------- -------
Net interest income after
 provision for credit
 losses                         63,470    59,182   4,288        (2.8%)
                           ------------ --------- -------
Non-interest income
 Service charges on
  deposits                       4,108     4,108      --         7.1%
 Trust and investment
  advisory fees                  4,340     4,340      --        37.0%
 Refund transfer fees            5,110        --   5,110        20.7%
 Other service charges,
  commissions and fees,
  net                            7,104     4,441   2,663       (15.2%)
 Gain on sale of tax
  refund loans, net                 --        --      --          --
 Gain on sale of leasing
  portfolio                         --        --      --          --
 Gain (loss) on
  securities, net                   --        --      --          --
 Other income                    1,634     1,633       1        21.1%
                           ------------ --------- -------
  Total non-interest
   income                       22,296    14,522   7,774       119.1%
                           ------------ --------- -------
Non-interest expense
 Personnel                      31,500    28,880   2,620        (1.3%)
 Occupancy expense               4,580     4,381     199        21.8%
 Equipment expense               2,602     2,403     199         0.3%
 Refund program marketing
  and technology fees            2,663        --   2,663       (99.5%)
 Other expenses                 27,078    23,808   3,270       (34.4%)
                           ------------ --------- -------
        Total non-interest
         expense                68,423    59,472   8,951       (16.6%)
                           ------------ --------- -------
Net income before taxes         17,343    14,232   3,111       208.6%
Provision for income taxes       5,824     4,516   1,308       249.5%
                           ------------ --------- -------
Net income                    $ 11,519  $  9,716  $1,803       187.9%
                           ============ ========= =======

Earnings per share - basic    $   0.25
Earning per share -
 diluted                      $   0.24
Average number of shares -
 basic                          46,734
Average number of shares -
 diluted                        47,091



The Company's management utilizes the above "Excluding RAL/RT" financial information in the evaluation of its banking operations (core bank) and believes that the investment community also finds this information valuable to understand the key drivers of the business.



Consolidated Statements of Income (unaudited)

(dollars in thousands)                For the Six-Month Period Ended
                                                 6/30/2007
                                                   Excluding
                                      Consolidated   RAL/RT   RAL/RT
Interest income
 Loans                                    $331,465  $213,009 $118,456
 Securities                                 24,538    24,538       --
 Federal funds sold and securities
  purchased under resale agreements          1,101     1,101       --
                                      ------------ --------- --------
  Total interest income                    357,104   238,648  118,456
                                      ------------ --------- --------
Interest expense
 Deposits                                   66,840    63,471    3,369
 Securities sold under agreements to
  repurchased and federal funds
  purchased                                 11,116     7,289    3,827
 Other borrowed funds                       36,919    33,003    3,916
                                      ------------ --------- --------
  Total interest expense                   114,875   103,763   11,112
                                      ------------ --------- --------
Net interest income                        242,229   134,885  107,344
                                      ------------ --------- --------
Provision for credit losses
 Provision for credit losses - RAL          71,577        --   71,577
 Provision for credit losses -
  Excluding RAL/RT                          12,516    12,516       --
                                      ------------ --------- --------
Provision for credit losses                 84,093    12,516   71,577
                                      ------------ --------- --------
Net interest income after provision
 for credit losses                         158,136   122,369   35,767
                                      ------------ --------- --------
Non-interest income
 Service charges on deposits                 8,658     8,658       --
 Trust and investment advisory fees         12,174    12,174       --
 Refund transfer fees                       45,386        --   45,386
 Other service charges, commissions
  and fees, net                             14,450     8,186    6,264
 Gain on sale of tax refund loans,
  net                                       41,822        --   41,822
 Gain on sale of leasing portfolio          24,344    24,344       --
 Gain (loss) on securities, net              1,939     1,939       --
 Other income                                4,340     4,310       30
                                      ------------ --------- --------
  Total non-interest income                153,113    59,611   93,502
                                      ------------ --------- --------
Non-interest expense
 Personnel                                  66,881    60,497    6,384
 Occupancy expense                          10,888    10,361      527
 Equipment expense                           5,076     4,694      382
 Refund program marketing and
  technology fees                           44,500        --   44,500
 Other expenses                             44,608    32,172   12,436
                                      ------------ --------- --------
          Total non-interest expense       171,953   107,724   64,229
                                      ------------ --------- --------
Net income before taxes                    139,296    74,256   65,040
Provision for income taxes                  54,492    27,143   27,349
                                      ------------ --------- --------
Net income                                $ 84,804  $ 47,113 $ 37,691
                                      ============ ========= ========

Earnings per share - basic                $   1.80
Earning per share - diluted               $   1.79
Average number of shares - basic            46,984
Average number of shares - diluted          47,304


(dollars in thousands)    For the Six-Month Period Ended
                                     6/30/2006            Consolidated
                                       Excluding
                          Consolidated   RAL/RT   RAL/RT   % Change
Interest income
 Loans                        $301,156 $183,430  $117,726       10.1%
 Securities                     29,015   29,015        --      (15.4%)
 Federal funds sold and
  securities purchased
  under resale agreements          126     (464)      590      773.8%
                          ------------ --------- --------
  Total interest income        330,297  211,981   118,316        8.1%
                          ------------ --------- --------
Interest expense
 Deposits                       53,364   52,229     1,135       25.3%
 Securities sold under
  agreements to
  repurchased and federal
  funds purchased                9,846    5,383     4,463       12.9%
 Other borrowed funds           22,521   21,158     1,363       63.9%
                          ------------ --------- --------
  Total interest expense        85,731   78,770     6,961       34.0%
                          ------------ --------- --------
Net interest income            244,566  133,211   111,355       (1.0%)
                          ------------ --------- --------
Provision for credit
 losses
 Provision for credit
  losses - RAL                  45,290       --    45,290       58.0%
 Provision for credit
  losses - Excluding
  RAL/RT                         8,812    8,812        --       42.0%
                          ------------ --------- --------
Provision for credit
 losses                         54,102    8,812    45,290       55.4%
                          ------------ --------- --------
Net interest income after
 provision for credit
 losses                        190,464  124,399    66,065      (17.0%)
                          ------------ --------- --------
Non-interest income
 Service charges on
  deposits                       8,106    8,106        --        6.8%
 Trust and investment
  advisory fees                  8,840    8,840        --       37.7%
 Refund transfer fees           44,564       --    44,564        1.8%
 Other service charges,
  commissions and fees,
  net                           17,560    8,150     9,410      (17.7%)
 Gain on sale of tax
  refund loans, net             43,163       --    43,163       (3.1%)
 Gain on sale of leasing
  portfolio                         --       --        --         --
 Gain (loss) on
  securities, net                  147      147        --     1219.0%
 Other income                    3,806    3,805         1       14.0%
                          ------------ --------- --------
  Total non-interest
   income                      126,186   29,048    97,138       21.3%
                          ------------ --------- --------
Non-interest expense
 Personnel                      66,115   58,726     7,389        1.2%
 Occupancy expense               9,395    8,970       425       15.9%
 Equipment expense               5,015    4,605       410        1.2%
 Refund program marketing
  and technology fees           54,706       --    54,706      (18.7%)
 Other expenses                 56,206   43,666    12,540      (20.6%)
                          ------------ --------- --------
          Total non-
           interest
           expense             191,437  115,967    75,470      (10.2%)
                          ------------ --------- --------
Net income before taxes        125,213   37,480    87,733       11.2%
Provision for income
 taxes                          46,325    9,433    36,892       17.6%
                          ------------ --------- --------
Net income                    $ 78,888 $ 28,047  $ 50,841        7.5%
                          ============ ========= ========

Earnings per share -
 basic                        $   1.69
Earning per share -
 diluted                      $   1.68
Average number of shares
 - basic                        46,701
Average number of shares
 - diluted                      47,077




The Company's management utilizes the above "Excluding RAL/RT" financial information in the evaluation of its banking operations (core bank) and believes that the investment community also finds this information valuable to understand the key drivers of the business.



Consolidated Average Balances and Annualized Yields (unaudited)
----------------------------------------------------------------------
(dollars in                               QTD
 thousands)
                  ----------------------------------------------------
                    For the Three-Month     For the Three-Month Period
                    Period Ended 6/30/2007        Ended 6/30/2006
Average Assets     Balance    Income  Rate    Balance    Income  Rate
Federal funds
 sold             $   21,407 $    297 5.56% $     (237) $     -- 0.00%
Securities(2)
 Taxable             755,013    8,752 4.65%  1,111,889    11,584 4.18%
 Non-taxable         207,535    4,250 8.19%    208,609     4,274 8.20%
                  ---------- -------- ----- ----------- --------
      Total
       securities    962,548   13,002 5.41%  1,320,498    15,858 4.82%
                  ---------- -------- ----- ----------- --------
Loans(3)
 Commercial
  (including
  Leasing)         1,278,268   28,252 8.87%  1,254,180    27,957 8.94%
 Real estate -
  non residential  2,323,490   42,874 7.38%  2,048,414    37,538 7.33%
 Real estate -
  residential      1,309,967   19,296 5.89%  1,026,054    14,329 5.59%
 Consumer            741,450   18,155 9.82%    767,803    19,041 9.95%
 Other                 2,797       57 8.17%      2,293        44 7.70%
                  ---------- -------- ----- ----------- --------
      Total loans  5,655,972  108,634 7.69%  5,098,744    98,909 7.77%
                  ---------- -------- ----- ----------- --------
Total earning
 assets            6,639,927  121,933 7.37%  6,419,005   114,767 7.17%
                  ---------- -------- ----- ----------- --------
FAS 115 market
 value adjustment     22,767                    (6,996)
Non earning
 assets              612,460                   583,728
                  ----------                -----------
Total average
 assets           $7,275,154                $6,995,737
                  ==========                ===========

Average
 liabilities and
 shareholders'
 equity
Non-interest-
 bearing demand
 deposits         $1,071,702 $     -- 0.00% $1,090,226  $     -- 0.00%
Interest-bearing
 deposits
 Interest-bearing
  demand and
  savings          2,120,651   13,389 2.53%  2,229,203    11,280 2.03%
 Time
  certificates of
  deposit          1,627,040   18,027 4.44%  1,674,678    16,557 3.97%
                  ---------- -------- ----- ----------- --------
Total interest-
 bearing deposits  3,747,691   31,416 3.36%  3,903,881    27,837 2.86%
                  ---------- -------- ----- ----------- --------
Borrowings
 Federal funds
  purchased and
  repurchase
  agreements         343,764    4,272 4.98%    430,925     4,681 4.36%
 Other borrowings  1,341,392   17,869 5.34%    911,961    11,261 4.95%
                  ---------- -------- ----- ----------- --------
Total borrowings   1,685,156   22,141 5.27%  1,342,886    15,942 4.76%
                  ---------- -------- ----- ----------- --------
Total interest-
 bearing
 liabilities       5,432,847   53,557 3.95%  5,246,767    43,779 3.35%
                  ---------- -------- ----- ----------- --------
Other liabilities    105,261                    63,806
Shareholders'
 equity              665,344                   594,938
                  ----------                -----------
Total average
 liabilities and
 shareholders'
 equity           $7,275,154                $6,995,737
                  ==========                ===========

Interest
 income/earning
 assets                               7.37%                      7.17%
Interest
 expense/earning
 assets                               3.24%                      2.73%
Tax equivalent
 net interest
 margin                        68,376 4.13%               70,988 4.44%
Provision for
 credit
 losses/earning
 assets                         5,115 0.31%                5,956 0.38%
                             -------- -----             --------
Net interest
 income on tax
 equiv. basis
 after provn for
 credit losses                 63,261 3.82%               65,032 4.06%
Less: Tax
       equivalent
       interest
       income
       from
      Non-taxable
       securities
       and loans
      Included in
       interest
       income                   1,541 0.09%                1,562 0.09%
                             -------- -----             --------
Net interest
 income after
 provision for
 credit losses               $ 61,720 3.73%             $ 63,470 3.97%
                             ======== =====             ========

Loan information
 excluding RAL:
Total loans, RAL  $   66,881 $  4,188   NA  $   31,482  $  4,783   NA
Total loans,
 excluding RAL    $5,589,091 $104,446 7.50% $5,067,262  $ 94,126 7.45%
Consumer loans,
 excluding RAL    $  674,569 $ 13,967 8.30% $  736,321  $ 14,258 7.77%



(1) Income and yield calculations are presented on an annualized and fully taxable equivalent basis.
(2) Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(3) Nonaccrual loans are included in loan balances. Interest income includes related fee income.



Consolidated Average Balances and Annualized Yields (unaudited)
----------------------------------------------------------------------
(dollars in                              YTD
 thousands)
                ------------------------------------------------------
                For the Six-Month Period    For the Six-Month Period
                      Ended 6/30/2007            Ended 6/30/2006
Average Assets   Balance    Income   Rate    Balance    Income   Rate
Federal funds
 sold           $   40,220 $  1,101  5.52% $    5,507  $    126  4.61%
Securities(2)
 Taxable           833,478   18,959  4.59%  1,129,562    23,419  4.18%
 Non-taxable       207,751    8,476  8.16%    209,106     8,512  8.14%
                ---------- -------- ------ ----------- --------
     Total
      securities 1,041,229   27,435  5.30%  1,338,668    31,931  4.80%
                ---------- -------- ------ ----------- --------
Loans(3)
 Commercial
  (including
  Leasing)       1,305,595   57,782  8.92%  1,237,395    53,145  8.66%
 Real estate -
  non
  residential    2,290,275   84,464  7.38%  2,007,688    72,798  7.25%
 Real estate -
  residential    1,266,741   36,858  5.82%  1,007,606    28,206  5.60%
 Consumer        1,412,189  152,433 21.77%  1,008,359   147,141 29.43%
 Other               2,879      110  7.70%      2,843        62  4.40%
                ---------- -------- ------ ----------- --------
     Total loans 6,277,679  331,647 10.62%  5,263,891   301,352 11.51%
                ---------- -------- ------ ----------- --------
Total earning
 assets          7,359,128  360,183  9.87%  6,608,066   333,409 10.17%
                ---------- -------- ------ ----------- --------
FAS 115 market
 value
 adjustment         22,427                     (2,718)
Non earning
 assets            346,822                    509,937
                ----------                 -----------
Total average
 assets         $7,728,377                 $7,115,285
                ==========                 ===========

Average
 liabilities and
 shareholders'
 equity
Non-interest-
 bearing demand
 deposits       $1,231,524 $     --  0.00% $1,243,712  $     --  0.00%
Interest-bearing
 deposits
 Interest-
  bearing demand
  and savings    2,096,947   25,939  2.49%  2,261,147    21,279  1.90%
 Time
  certificates
  of deposit     1,820,524   40,901  4.53%  1,711,458    32,085  3.78%
                ---------- -------- ------ ----------- --------
Total interest-
 bearing
 deposits        3,917,471   66,840  3.44%  3,972,605    53,364  2.71%
                ---------- -------- ------ ----------- --------
Borrowings
 Federal funds
  purchased and
  repurchase
  agreements       434,280   11,116  5.16%    450,740     9,846  4.41%
 Other
  borrowings     1,396,961   36,919  5.33%    968,471    22,521  4.69%
                ---------- -------- ------ ----------- --------
Total borrowings 1,831,241   48,035  5.29%  1,419,211    32,367  4.60%
                ---------- -------- ------ ----------- --------
Total interest-
 bearing
 liabilities     5,748,712  114,875  4.03%  5,391,816    85,731  3.21%
                ---------- -------- ------ ----------- --------
Other
 liabilities        97,678                    (99,074)
Shareholders'
 equity            650,463                    578,831
                ----------                 -----------
Total average
 liabilities and
 shareholders'
 equity         $7,728,377                 $7,115,285
                ==========                 ===========

Interest
 income/earning
 assets                              9.87%                      10.17%
Interest
 expense/earning
 assets                              3.15%                       2.61%
Tax equivalent
 net interest
 margin                     245,308  6.72%              247,678  7.56%
Provision for
 credit
 losses/earning
 assets                      84,093  2.30%               54,102  1.65%
                           -------- ------             --------
Net interest
 income on tax
 equiv. basis
 after provn for
 credit losses              161,215  4.42%              193,576  5.91%
Less:Tax
      equivalent
      interest
      income
      from
     Non-taxable
      securities
      and loans
     Included in
      interest
      income                  3,079  0.09%                3,112  0.10%
                           -------- ------             --------
Net interest
 income after
 provision for
 credit losses             $158,136  4.33%             $190,464  5.81%
                           ======== ======             ========

Loan information
 excluding RAL:
Total loans, RAL$  646,247 $118,456    NA  $  277,064  $117,726    NA
Total loans,
 excluding RAL  $5,631,432 $213,191  7.63% $4,986,827  $183,626  7.43%
Consumer loans,
 excluding RAL  $  765,942 $ 33,977  8.95% $  731,295  $ 29,415  8.11%



(1) Income and yield calculations are presented on an annualized and fully taxable equivalent basis.
(2) Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(3) Nonaccrual loans are included in loan balances. Interest income includes related fee income.



Key Financial Ratios
(dollars in thousands)  For the Three-Month      For the Six-Month
 (unaudited)                Periods Ended           Periods Ended
                        6/30/2007   6/30/2006   6/30/2007   6/30/2006
Financial Ratios
   Operating
    efficiency ratio
    consolidated            48.67%      73.35%      43.37%      51.23%
   Operating
    efficiency ratio
    RAL/RT                  20.79%      80.06%      31.98%      36.20%
   Operating
    efficiency
    excluding RAL/RT        51.47%      72.44%      55.06%      70.19%

   Return on equity
    consolidated            19.99%       7.77%      26.29%      27.48%
   Return on equity
    RAL/RT                  13.58%       6.13%      54.30%      95.31%
   Return on equity
    excluding RAL/RT        21.86%       8.17%      18.61%      12.00%

   Return on assets
    consolidated             1.83%       0.66%       2.21%       2.24%
   Return on assets
    RAL/RT                   5.56%      72.61%       8.59%      34.10%
   Return on assets
    excluding RAL/RT         1.63%       0.56%       1.39%       0.83%
   Leverage ratio            9.15%       8.50%       8.42%       8.14%

                        For the Three-Month
                            Periods Ended
                        6/30/2007   6/30/2006
   Tier 1 capital to
    Average Tangible
    Assets ratio             8.07%       7.12%
   Tier 1 capital to
    Risk Weighted
    Assets ratio             9.96%       8.50%
   Total Tier 1 & Tier
    2 Capital to Risk
    Weighted Assets
    ratio                   12.67%      11.55%


                        For the Three-Month
                            Periods Ended
Credit Quality Ratios   6/30/2007   6/30/2006
   Allowance for
    credit losses
    consolidated       $   43,549  $   53,638
   Allowance for
    credit losses
    RAL/RT                  1,993         719
   Allowance for
    credit losses
    excluding RAL/RT       41,556      52,919

                        For the Three-Month      For the Six-Month
                            Periods Ended           Periods Ended
                        6/30/2007   6/30/2006   6/30/2007   6/30/2006
   Net charge-offs
    consolidated       $    9,444  $    6,994  $   85,553  $   56,062
   Net charge-offs
    RAL/RT                  5,334       3,720      69,586      44,571
   Net charge-offs
    excluding RAL/RT        4,110       3,274      15,967      11,491


   Annualized net
    charge-offs to
    average loans
    consolidated             0.67%       0.55%       2.75%       2.15%
   Annualized net
    charge-offs to
    average loans
    RAL/RT                  31.99%      47.39%      21.71%      32.44%
   Annualized net
    charge-offs to
    average loans
    excluding RAL/RT         0.29%       0.26%       0.57%       0.46%

                        For the Three-Month
                            Periods Ended
                        6/30/2007   6/30/2006
   Nonperforming
    assets
      Loans past due
       90 days and
       accruing        $      747  $    1,089
      Nonaccrual loans     20,690      15,240
                       ----------- -----------
      Total
       nonperforming
       loans               21,437      16,329
      Other real
       estate owned
       and other
       foreclosed
       assets               2,967       2,910
                       ----------- -----------
   Total nonperforming
    assets             $   24,404  $   19,239
                       =========== ===========

   Nonperforming
    loans/total loans
    excluding RAL/RT         0.39%       0.31%
   Nonperforming
    assets/ total
    assets excluding
    RAL/RT                   0.35%       0.27%
   Allowance for
    credit losses/non
    performing loans
    excluding RAL/RT          194%        324%
   Allowance for
    credit
    losses/total loans
    excluding RAL/RT         0.76%       1.01%


Book value per share
Actual shares
 outstanding at end of
 period (in thousands)     47,092      46,790
Book value per share   $    14.48  $    12.78
Tangible book value
 per share             $    11.23  $     9.60




Reconciliation of GAAP to Non-GAAP Measures
Page 1, Page 3 and Page 5 of Release for 2nd Quarter Earnings
(dollars and shares in thousands)


                      For the Three-Month Period ended June 30, 2007

                     Normalization for Non-recurring Second Quarter
                               2007 Transactions (unaudited)
                    --------------------------------------------------
                        GAAP      Indirect Auto
                     Consolidated  Portfolio(1) Leasing(1) Severance
                    ------------- ------------- ---------- ---------

Net Interest Income      $66,835        $    -   $      -     $   -
Provision for
 credit losses             5,115             -          -         -
Non-interest income       48,859           850    (24,344)        -
Non-interest
 expense                  57,059          (321)    (1,427)     (769)
                    ------------- ------------- ---------- ---------
Net income before
 taxes                    53,520         1,171    (22,917)      769
                    ------------- ------------- ---------- ---------
Provision for
 income taxes             20,354           492     (9,637)      323
                    ------------- ------------- ---------- ---------
Net Income               $33,166        $  679   $(13,280)    $ 446
                    ============= ============= ========== =========

Earnings per share
 - basic(2)              $  0.71        $ 0.01   $  (0.28)    $0.01
Earnings per share
 - diluted(2)            $  0.70        $ 0.01   $  (0.28)    $0.01
Average number of
 shares - basic           47,016
Average number of
 shares - diluted         47,286
Efficiency ratio           48.67%
                    ------------- ------------- ---------- ---------



                                     For the Three-Month Period ended
                                               June 30, 2007

                                     Normalization for Non-recurring
                                      Second Quarter 2007 Transactions
                                                (unaudited)
                                     ---------------------------------
                                                            Non-GAAP
                                        Non-GAAP     Less:   Excluding
                                       Consolidated RAL/RT    RAL/RT
                                     -------------- ------- ----------

Net Interest Income                        $66,835  $2,677    $64,158
Provision for credit losses                  5,115    (281)     5,396
Non-interest income                         25,365   8,036     17,329
Non-interest expense                        54,542   2,227     52,315
                                     -------------- ------- ----------
Net income before taxes                     32,543   8,767     23,776
                                     -------------- ------- ----------
Provision for income taxes                  11,532   3,687      7,845
                                     -------------- ------- ----------
Net Income                                 $21,011  $5,080    $15,931
                                     ============== ======= ==========

Earnings per share - basic(2)              $  0.45  $ 0.11    $  0.34
Earnings per share - diluted(2)            $  0.44  $ 0.11    $  0.34
Average number of shares - basic
Average number of shares - diluted
Efficiency ratio                             58.18%  20.79%     63.01%
                                     -------------- ------- ----------





                                    For the Three-Month Period ended
                                              March 31, 2007

                                     Normalization for Non-recurring
                                     First Quarter 2007 Transactions
                                         (unaudited and restated)
                                    ----------------------------------
                                        GAAP                Holiday
                                     Consolidated Severance   Loans
                                    ------------- --------- --------

Net Interest Income                     $175,395    $    -  $(3,346)
Provision for credit losses               78,978         -        -
Non-interest income                      104,254         -        -
Non-interest expense                     114,894       728        -
                                    ------------- --------- --------
Net income before taxes                   85,777      (728)  (3,346)
                                    ------------- --------- --------
Provision for income taxes                34,139      (306)  (1,407)
                                    ------------- --------- --------
Net Income                              $ 51,638    $ (422) $(1,939)
                                    ============= ========= ========

Earnings per share - basic(2)           $   1.10    $(0.01) $ (0.04)
Earnings per share - diluted(2)         $   1.09    $(0.01) $ (0.04)
Average number of shares - basic          46,953
Average number of shares - diluted        47,345
Efficiency ratio                           41.14%
                                    ------------- --------- --------


                                    For the Three-Month Period ended
                                              March 31, 2007

                                    Normalization for Non-recurring
                                     First Quarter 2007 Transactions
                                         (unaudited and restated)
                                   -----------------------------------
                                                            Non-GAAP
                                      Non-GAAP      Less:    Excluding
                                     Consolidated  RAL/RT     RAL/RT
                                   -------------- --------- ----------

Net Interest Income                     $172,049  $104,668    $67,381
Provision for credit losses               78,978    71,858      7,120
Non-interest income                      104,254    85,466     18,788
Non-interest expense                     115,622    62,002     53,620
                                   -------------- --------- ----------
Net income before taxes                   81,703    56,274     25,429
                                   -------------- --------- ----------
Provision for income taxes                32,426    23,663      8,763
                                   -------------- --------- ----------
Net Income                              $ 49,277  $ 32,611    $16,666
                                   ============== ========= ==========

Earnings per share - basic(2)           $   1.05  $   0.69    $  0.35
Earnings per share - diluted(2)         $   1.04  $   0.69    $  0.35
Average number of shares - basic
Average number of shares - diluted
Efficiency ratio                           41.91%    32.61%     62.52%
                                   -------------- --------- ----------




                   For the Six-Month Period ended June 30, 2007

                Normalization for Non-recurring 2007 Transactions
                                    (unaudited)
            ----------------------------------------------------------
                GAAP      Indirect Auto                      Holiday
             Consolidated  Portfolio(1) Leasing(1) Severance   Loans
            ------------- ------------- ---------- --------- ---------

Net
 Interest
 Income     $242,229      $    -        $      -   $   -     $(3,346)
Provision
 for credit
 losses       84,093           -               -       -           -
Non-
 interest
 income      153,113         850         (24,344)      -           -
Non-
 interest
 expense     171,953        (321)         (1,427)   (911)          -
            ------------- ------------- ---------- --------- ---------
Net income
 before
 taxes       139,296       1,171         (22,917)    911      (3,346)
            ------------- ------------- ---------- --------- ---------
Provision
 for income
 taxes        54,492         492          (9,637)    383      (1,407)
            ------------- ------------- ---------- --------- ---------
Net Income  $ 84,804      $  679        $(13,280)  $ 528     $(1,939)
            ============= ============= ========== ========= =========

Earnings
 per share
 - basic(2) $   1.80      $ 0.01        $  (0.28)  $0.01     $ (0.04)
Earnings
 per
 share -
 diluted(2) $   1.79      $ 0.01        $  (0.28)  $0.01     $ (0.04)
Average
 number of
 shares -
 basic        46,984
Average
 number of
 shares -
 diluted      47,304
Efficiency
 ratio         43.37%
            ------------- ------------- ---------- --------- ---------



                        For the Six-Month Period ended June 30, 2007

                           Normalization for Non-recurring 2007
                                  Transactions (unaudited)
                      ------------------------------------------------
                                                            Non-GAAP
                         Gain on      Non-GAAP      Less:    Excluding
                         Securities  Consolidated  RAL/RT     RAL/RT
                        ----------- ------------- --------- ----------

Net Interest Income        $     -      $238,883  $107,344   $131,539
Provision for credit
 losses                          -        84,093    71,577     12,516
Non-interest income         (1,606)      128,013    93,502     34,511
Non-interest expense             -       169,294    64,229    105,065
                        ----------- ------------- --------- ----------
Net income before
 taxes                      (1,606)      113,509    65,040     48,469
                        ----------- ------------- --------- ----------
Provision for income
 taxes                        (675)       43,648    27,349     16,299
                        ----------- ------------- --------- ----------
Net Income                 $  (931)     $ 69,861  $ 37,691   $ 32,170
                        =========== ============= ========= ==========

Earnings per share -
 basic(2)                  $ (0.02)     $   1.49  $   0.80   $   0.68
Earnings per share -
 diluted(2)                $ (0.02)     $   1.48  $   0.80   $   0.68
Average number of
 shares - basic
Average number of
 shares - diluted
Efficiency ratio                           46.00%    31.98%     62.84%
                        ----------- ------------- --------- ----------





(1) Does not include interest income, provision for credit losses, non-interest income and non-interest expense associated with these business lines.
(2) Non-recurring transaction summation difference is due to rounding.




Reconciliation of GAAP to Non-GAAP Measures
Page 3 of Release for 2nd Quarter Earnings
(dollars in thousands)


                                                            GAAP
                                                         Consolidated
                      GAAP                                  as of
                   Consolidated             Non-GAAP       3/31/07
                      as of                Consolidated  (unaudited
                     6/30/07                  as of          and
                   (unaudited)     RAL       6/30/07      restated)
                  ------------- --------- ---------------------------
Loans
 Real estate
  Residential        $1,360,031 $     --     $1,360,031    $1,267,628
  Multi-family
   residential          287,392       --        287,392       287,187
  Non-residential     1,502,310       --      1,502,310     1,432,645
  Construction          621,601       --        621,601       544,803
 Commercial loans     1,077,305       --      1,077,305     1,032,410
 Home equity
  loans                 379,407       --        379,407       373,028
 Consumer loans         213,682       --        213,682       199,208
 Tax refund loans
  (RAL)                  30,195  (30,195)            --        97,400
 Leases                      14       --             14       282,857
 Other loans              2,314       --          2,314         2,547
                  ------------- --------- ------------- -------------
      Gross loans    $5,474,251 $(30,195)    $5,444,056    $5,519,713
                  ------------- --------- ------------- -------------



                                              Non-GAAP
                                RAL, Bridge  Consolidated   Non-GAAP
                                 Loan and       as of       Annualized
                                 Leasing(1)    3/31/07       % Change
                                ----------- -------------- -----------
Loans
 Real estate
  Residential                    $      --     $1,267,628       29.16%
  Multi-family residential              --        287,187        0.29%
  Non-residential                       --      1,432,645       19.45%
  Construction                          --        544,803       56.39%
 Commercial loans                  (34,000)       998,410       31.61%
 Home equity loans                      --        373,028        6.84%
 Consumer loans                         --        199,208       29.06%
 Tax refund loans (RAL)            (97,400)            --          --
 Leases                           (282,857)            --          --
 Other loans                            --          2,547      -36.59%
                                ----------- -------------  -----------
      Gross loans                $(414,257)    $5,105,456       26.53%
                                ----------- -------------  -----------





(1) Indirect Auto loan portfolio reported as Held for Sale as of March
     31, 2007.




                            GAAP        RAL,
                         Consolidated  Leasing     Non-GAAP
                            as of        and      Consolidated  Non-
                           6/30/06     Indirect      as of      GAAP %
                         (unaudited)    Auto(2)     6/30/06     Change
                        ------------- ---------- ---------------------
Loans
 Real estate
  Residential              $1,048,954 $      --     $1,048,954  29.66%
  Multi-family
   residential                272,229        --        272,229   5.57%
  Non-residential           1,356,709        --      1,356,709  10.73%
  Construction                454,197        --        454,197  36.86%
 Commercial loans           1,024,971        --      1,024,971   5.11%
 Home equity loans            349,419        --        349,419   8.58%
 Consumer loans               410,442  (221,023)       189,419  12.81%
 Tax refund loans (RAL)        11,607   (11,607)            --     --
 Leases                       300,101  (300,101)            --     --
 Other loans                    1,675        --          1,675  38.15%
                        ------------- ---------- ------------- -------
  Gross loans              $5,230,304 $(532,731)    $4,697,573  15.89%
                        ------------- ---------- ------------- -------




(2) Used sold loan carrying balance at time of sale since, 100% of in direct auto loan portfolio was not sold in May 2007.




Deposits excluding RAL and San Diego

                                    As of                   As of
                                   6/30/2007    As of      6/30/2006
Total Deposits                    (unaudited)  12/31/2006 (unaudited)
                                  -----------------------------------
Less:                              $4,783,977  $5,046,401  $4,842,139
     Non-interest-bearing demand
      deposits - RAL
     Brokered CDs                      59,710      28,596      46,573
     San Diego Branch Deposits        104,731     313,765     225,271
Total Deposits excluding RAL and
 San Diego Deposits                        --          --      25,200
                                  ----------- ----------- ------------

                                   $4,619,536  $4,704,040  $4,545,095
                                  ----------- ----------- -----------

                                      As of
                                     3/31/2007
                                    (unaudited               As of
                                       and       As of      3/31/2006
Total Deposits                       restated)  12/31/2006 (unaudited)
                                    ----------------------------------
Less:                               $5,009,284  $5,046,401  $5,223,940
     Non-interest-bearing demand
      deposits - RAL
     Brokered CDs                      192,094      28,596     175,357
     San Diego Branch Deposits         158,926     313,765     244,712
Total Deposits excluding RAL and
 San Diego Deposits                         --          --      25,200
                                    ---------- ----------- -----------

                                    $4,658,264  $4,704,040  $4,778,671
                                    ---------- ----------- -----------




Reconciliation of GAAP to Non-GAAP Measures (unaudited)
Page 5 of Release for 2nd Quarter Earnings
(dollars in thousands)

----------------------------------------------------------------------
            For the Three-Month Period Ended June 30, 2007
----------------------------------------------------------------------

Net income                                                 $   33,166

Less: Non-recurring items
 Indirect Auto Loan Sale                                         (679)
 Leasing Portfolio Sale                                        13,280
 Severance                                                       (446)

Non-GAAP Consolidated Net Income                               21,011

Less: Net Income RAL/RT                                         5,080

Non-GAAP Net Income excluding
----------------------------------------------------------------------
 Non-recurring items and RAL/RT                            $   15,931
======================================================================

Consolidated Average Assets                                $7,275,154

Less: Non-recurring items - average balance
 Indirect Auto Loan Portfolio Sold                             23,011
 Allowance of indirect auto portfolio sold                       (424)
 Other assets associated with indirect auto                       502
 Leasing Portfolio Sold                                        61,315
 Allowance of leasing portfolio sold                           (3,546)

----------------------------------------------------------------------
Adjusted consolidated average assets                        7,194,296
----------------------------------------------------------------------

Less: RAL/RT average assets                                   366,324

----------------------------------------------------------------------
Non-GAAP Average assets                                    $6,827,972
======================================================================

----------------------------------------------------------------------
Return on Average Assets - Non-GAAP                              0.94%
----------------------------------------------------------------------

Consolidated Average Equity                                $  665,344

Less: Non-GAAP Net Income excluding
 non-recurring items and RAL/RT                                15,931

----------------------------------------------------------------------
Non-GAAP average equity                                    $  649,413
======================================================================

----------------------------------------------------------------------
Return on Average Equity - Non-GAAP                              9.84%
----------------------------------------------------------------------




Reconciliation of GAAP to Non-GAAP Measures (unaudited)
Page 3 of Release for 2nd Quarter Earnings
(dollars in thousands)



Net Interest Margin Exclusive of
 RAL and Holiday Loans:
                                  -----------------------------------
                                   For the Three-Month Periods Ended
                                              3/31/2007
                                    06/30/07   (Restated)   06/30/06
                                  ----------- ----------- -----------
Consolidated average earning
 assets                           $6,639,927  $8,086,319  $6,419,005
Less: RAL - average earning
 assets                               66,881   1,230,384      32,106
          Holiday loan - average
           loans                           -      41,554         (62)
                                  ----------- ----------- -----------
Adjusted consolidated average
 earning assets                   $6,573,046  $6,814,381  $6,386,961
                                  ----------- ----------- -----------

Tax equivalent consolidated net
 interest income                  $   68,376  $  176,933  $   70,988
Less: Net interest income
 adjustment for RAL                    2,677     104,668       3,407
          Internal funds transfer
           charge for RAL deposit
           float                       1,951       3,684       1,834
                                  ----------- ----------- -----------
Adjusted tax equivalent
 consolidated net interest income
 (Net of RAL)                         63,748      68,581      65,747
                                  ----------- ----------- -----------
Less: Net interest income
 adjustment for holiday loans
 (HL)                                      -       3,346           -
                                  ----------- ----------- -----------
Adjusted tax equivalent
 consolidated net interest income
 (Net of RAL & HL)                $   63,748  $   65,235  $   65,747
                                  =========== =========== ===========

Excluding RAL                           3.89%       4.06%       4.13%
Excluding RAL and Holiday Loans         3.89%       3.88%       4.13%
                                  ----------- ----------- -----------




Net Interest Margin Exclusive of RAL and
 Holiday Loans:
                                               -----------------------
                                                 For the Six-Month
                                                    Periods Ended
                                                 06/30/07    06/30/06
                                               ----------- -----------
Consolidated average earning assets            $7,359,128  $6,608,066
Less: RAL - average earning assets                645,418     303,259
          Holiday loan - average loans             20,662      11,383
                                               ----------- -----------
Adjusted consolidated average earning assets   $6,693,048  $6,293,424
                                               ----------- -----------

Tax equivalent consolidated net interest
 income                                        $  245,308  $  247,678
Less: Net interest income adjustment for RAL      107,344     111,355
          Internal funds transfer charge for
           RAL deposit float                        5,635       1,834
                                               ----------- -----------
Adjusted tax equivalent consolidated net
 interest income (Net of RAL)                     132,329     134,489
                                               ----------- -----------
Less: Net interest income adjustment for
 holiday loans (HL)                                 3,346       1,904
                                               ----------- -----------
Adjusted tax equivalent consolidated net
 interest income (Net of RAL & HL)             $  128,983  $  132,585
                                               =========== ===========

Excluding RAL                                        3.97%       4.30%
Excluding RAL and Holiday Loans                      3.89%       4.25%
                                               ----------- -----------





Consolidated Statements of Income (unaudited and restated)

(dollars in thousands)                 For the Three-Month Period
                                             Ended 3/31/2007
                                                  Excluding
                                     Consolidated   RAL/RT   RAL/RT
Interest income
 Loans                                   $222,918  $108,650 $114,268
 Securities                                12,989    12,989       --
 Federal funds sold and securities
  purchased under resale agreements           804       804       --
                                     ------------ --------- --------
  Total interest income                   236,711   122,443  114,268
                                     ------------ --------- --------
Interest expense
 Deposits                                  35,422    32,053    3,369
 Securities sold under agreements to
  repurchased and federal funds
  purchased                                 6,844     3,556    3,288
 Other borrowed funds                      19,050    16,107    2,943
                                     ------------ --------- --------
  Total interest expense                   61,316    51,716    9,600
                                     ------------ --------- --------
Net interest income                       175,395    70,727  104,668
                                     ------------ --------- --------
Provision for credit losses
 Provision for credit losses - RAL         71,858        --   71,858
 Provision for credit losses - Core
  Bank                                      7,120     7,120       --
                                     ------------ --------- --------
Provision for credit losses                78,978     7,120   71,858
                                     ------------ --------- --------
Net interest income after provision
 for credit losses                         96,417    63,607   32,810
                                     ------------ --------- --------
Non-interest income
 Service charges on deposits                4,257     4,257       --
 Trust and investment advisory fees         6,230     6,230       --
 Refund transfer fees (RALs)               39,218        --   39,218
 Other service charges, commissions
  and fees, net                             8,424     4,002    4,422
 Gain on sale of tax refund loans,
  net                                      41,822        --   41,822
 Gain (loss) on securities, net             1,941     1,941       --
 Other income                               2,362     2,358        4
                                     ------------ --------- --------
  Total non-interest income               104,254    18,788   85,466
                                     ------------ --------- --------
Non-interest expense
 Personnel                                 35,800    29,204    6,596
 Occupancy expense                          5,309     5,053      256
 Equipment expense                          2,466     2,247      219
 Refund program marketing and
  technology fees                          44,487        --   44,487
 Other expenses                            26,832    16,388   10,444
                                     ------------ --------- --------
          Total non-interest expense      114,894    52,892   62,002
                                     ------------ --------- --------
Net income before taxes                    85,777    29,503   56,274
Provision for income taxes                 34,139    10,476   23,663
                                     ------------ --------- --------
Net income                               $ 51,638  $ 19,027 $ 32,611
                                     ============ ========= ========

Earnings per share - basic               $   1.10
Earning per share - diluted              $   1.09
Average number of shares - basic           46,953
Average number of shares - diluted         47,345


(dollars in thousands)      For the Three-Month Period
                                  Ended 3/31/2006         Consolidated
                                       Excluding
                          Consolidated   RAL/RT   RAL/RT   % Change
Interest income
 Loans                        $202,345 $ 89,402  $112,943       10.2%
 Securities                     14,620   14,620        --      (11.2%)
 Federal funds sold and
  securities purchased
  under resale agreements          126     (457)      583      538.1%
                          ------------ --------- --------
  Total interest income        217,091  103,565   113,526        9.0%
                          ------------ --------- --------
Interest expense
 Deposits                       25,528   24,875       653       38.8%
 Securities sold under
  agreements to
  repurchased and federal
  funds purchased                5,165      920     4,245       32.5%
 Other borrowed funds           11,260   10,582       678       69.2%
                          ------------ --------- --------
  Total interest expense        41,953   36,377     5,576       46.2%
                          ------------ --------- --------
Net interest income            175,138   67,188   107,950        0.1%
                          ------------ --------- --------
Provision for credit
 losses
 Provision for credit
  losses - RAL                  46,171       --    46,171       55.6%
 Provision for credit
  losses - Core Bank             1,975    1,975        --      260.5%
                          ------------ --------- --------
Provision for credit
 losses                         48,146    1,975    46,171       64.0%
                          ------------ --------- --------
Net interest income after
 provision for credit
 losses                        126,992   65,213    61,779      (24.1%)
                          ------------ --------- --------
Non-interest income
 Service charges on
  deposits                       3,998    3,998        --        6.5%
 Trust and investment
  advisory fees                  4,500    4,500        --       38.4%
 Refund transfer fees
  (RALs)                        39,454       --    39,454       (0.6%)
 Other service charges,
  commissions and fees,
  net                           10,457    3,710     6,747      (19.4%)
 Gain on sale of tax
  refund loans, net             43,163       --    43,163       (3.1%)
 Gain (loss) on
  securities, net                  147      147        --     1220.4%
 Other income                    2,172    2,172        --        8.7%
                          ------------ --------- --------
  Total non-interest
   income                      103,891   14,527    89,364        0.3%
                          ------------ --------- --------
Non-interest expense
 Personnel                      34,614   29,845     4,769        3.4%
 Occupancy expense               4,815    4,588       227       10.3%
 Equipment expense               2,412    2,201       211        2.2%
 Refund program marketing
  and technology fees           52,043       --    52,043      (14.5%)
 Other expenses                 29,130   19,860     9,270       (7.9%)
                          ------------ --------- --------
          Total non-
           interest
           expense             123,014   56,494    66,520       (6.6%)
                          ------------ --------- --------
Net income before taxes        107,869   23,246    84,623      (20.5%)
Provision for income
 taxes                          40,501    4,917    35,584      (15.7%)
                          ------------ --------- --------
Net income                    $ 67,368 $ 18,329  $ 49,039      (23.3%)
                          ============ ========= ========

Earnings per share -
 basic                        $   1.44
Earning per share -
 diluted                      $   1.43
Average number of shares
 - basic                        46,668
Average number of shares
 - diluted                      47,096





The Company's management utilizes the above "Excluding RAL/RT" financial information in the evaluation of its banking operations (core bank) and believes that the investment community also finds this information valuable to understand the key drivers of the business.




Consolidated Average Balances and Annualized Yields (unaudited and restated)
----------------------------------------------------------------------
(dollars in                              QTD
 thousands)
                ------------------------------------------------------
                For the Three-Month Period For the Three-Month Period
                      Ended 3/31/2007            Ended 3/31/2006
Average Assets   Balance    Income   Rate    Balance    Income   Rate
Federal funds
 sold           $   59,243 $    804  5.50% $   11,314  $    126  4.52%
Securities(2)
 Taxable           912,814   10,209  4.54%  1,147,434    11,835  4.18%
 Non-taxable       207,970    4,225  8.13%    209,608     4,237  8.09%
                ---------- -------- ------ ----------- --------
     Total
      securities 1,120,784   14,434  5.21%  1,357,042    16,072  4.78%
                ---------- -------- ------ ----------- --------
Loans(3)
 Commercial
  (including
 Leasing)       1,333,226   29,528  8.98%  1,220,424    25,189  8.37%
 Real estate -
  non
  residential    2,065,549   38,457  7.45%  1,808,220    32,866  7.27%
 Real estate -
  residential    1,414,174   20,695  5.85%  1,147,242    16,271  5.67%
 Consumer        2,090,381  134,278 26.05%  1,251,588   128,100 41.51%
 Other               2,962       53  7.26%      3,400        18  2.15%
                ---------- -------- ------ ----------- --------
     Total loans 6,906,292  223,011 13.05%  5,430,874   202,444 15.07%
                ---------- -------- ------ ----------- --------
Total earning
 assets          8,086,319  238,249 11.95%  6,799,230   218,642 13.04%
                ---------- -------- ------ ----------- --------
FAS 115 market
 value
 adjustment         22,083                      1,608
Non earning
 assets             78,233                    435,603
                ----------                 -----------
Total average
 assets         $8,186,635                 $7,236,441
                ==========                 ===========

Average
 liabilities and
 shareholders'
 equity
Non-interest-
 bearing demand
 deposits       $1,393,120 $     --  0.00% $1,398,904  $     --  0.00%
Interest-bearing
 deposits
 Interest-
  bearing demand
  and savings    2,072,980   12,548  2.45%  2,293,446    10,001  1.77%
 Time
  certificates
  of deposit     2,016,157   22,874  4.60%  1,748,645    15,527  3.60%
                ---------- -------- ------ ----------- --------
Total interest-
 bearing
 deposits        4,089,137   35,422  3.51%  4,042,091    25,528  2.56%
                ---------- -------- ------ ----------- --------
Borrowings
 Federal funds
  purchased and
  repurchase
  agreements       525,802    6,844  5.28%    470,775     5,165  4.45%
 Other
  borrowings     1,453,147   19,050  5.32%  1,025,610    11,260  4.45%
                ---------- -------- ------ ----------- --------
Total borrowings 1,978,949   25,894  5.31%  1,496,385    16,425  4.45%
                ---------- -------- ------ ----------- --------
Total interest-
 bearing
 liabilities     6,068,086   61,316  4.10%  5,538,476    41,953  3.07%
                ---------- -------- ------ ----------- --------
Other
 liabilities        90,010                   (263,763)
Shareholders'
 equity            635,419                    562,824
                ----------                 -----------
Total average
 liabilities and
 shareholders'
 equity         $8,186,635                 $7,236,441
                ==========                 ===========

Interest
 income/earning
 assets                             11.95%                      13.04%
Interest
 expense/earning
 assets                              3.08%                       2.50%
Tax equivalent
 net interest
 margin                     176,933  8.87%              176,689 10.54%
Provision for
 credit
 losses/earning
 assets                      78,978  3.96%               48,146  2.87%
                           -------- ------             --------
Net interest
 income on tax
 equiv. basis
 after provn for
 credit losses               97,955  4.91%              128,543  7.67%
Less:Tax
      equivalent
      interest
      income
      from
     Non-taxable
      securities
      and loans
     Included in
      interest
      income                  1,538  0.07%                1,551  0.10%
                           -------- ------             --------
Net interest
 income after
 provision for
 credit losses             $ 96,417  4.84%             $126,992  7.57%
                           ======== ======             ========

Loan information
 excluding RAL:
Total loans, RAL$1,232,051 $114,268    NA  $  525,374  $112,943    NA
Total loans,
 excluding RAL  $5,674,241 $108,743  7.77% $4,905,500  $ 89,501  7.40%
Consumer loans,
 excluding RAL  $  858,330 $ 20,010  9.45% $  726,214  $ 15,157  8.46%

Loan information
 excluding
 Indirect Auto
 Loans:
Total Indirect
 Auto Loans     $  239,637 $  4,304  7.28% $  195,511  $  3,154  6.54%
Total loans,
 excluding
 Indirect Auto
 Loans          $6,666,655 $218,707 13.30% $5,235,363  $199,290 15.44%
Consumer loans,
 excluding
 Indirect Auto
 Loans and RAL  $  618,693 $ 15,706 10.30% $  530,703  $ 12,003  9.17%




(1) Income and yield calculations are presented on an annualized and fully taxable equivalent basis.
(2) Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value which are included in other assets.
(3) Nonaccrual loans are included in loan balances. Interest income includes related fee income.




Key Financial Ratios
(dollars in thousands) (unaudited and restated)  For the Three-Month
                                                     Periods Ended
                                                 3/31/2007  3/31/2006
Financial Ratios
   Operating efficiency ratio consolidated           41.14%     43.87%
   Operating efficiency ratio RAL/RT                 32.61%     33.71%
   Operating efficiency excluding RAL/RT             59.35%     67.97%

   Return on equity consolidated                     32.96%     48.54%
   Return on equity RAL/RT                           97.86%    194.82%
   Return on equity excluding RAL/RT                 15.42%     16.13%

   Return on assets consolidated                      2.56%      3.78%
   Return on assets RAL/RT                            9.35%     26.81%
   Return on assets excluding RAL/RT                  1.14%      1.14%
   Leverage ratio                                     7.76%      7.78%

                                                 For the Three-Month
                                                     Periods Ended
                                                 3/31/2007  3/31/2006
   Tier 1 capital to Average Tangible Assets
    ratio                                             7.17%      6.96%
   Tier 1 capital to Risk Weighted Assets ratio       9.56%      9.01%
   Total Tier 1 & Tier 2 Capital to Risk
    Weighted Assets ratio                            12.60%     12.24%



                                                 For the Three-Month
                                                     Periods Ended
Credit Quality Ratios                            3/31/2007  3/31/2006
   Allowance for credit losses consolidated     $   63,204 $   54,676
   Allowance for credit losses RAL/RT                7,608      5,320
   Allowance for credit losses excluding RAL/RT     55,596     49,356

                                                 For the Three-Month
                                                     Periods Ended
                                                 3/31/2007  3/31/2006
   Net charge-offs consolidated                 $   76,109 $   49,068
   Net charge-offs RAL/RT                           64,252     40,851
   Net charge-offs excluding RAL/RT                 11,857      8,217


   Annualized net charge-offs to average loans
    consolidated                                      4.47%      3.66%
   Annualized net charge-offs to average loans
    RAL/RT                                           21.15%     31.53%
   Annualized net charge-offs to average loans
    excluding RAL/RT                                  0.85%      0.68%

                                                 For the Three-Month
                                                     Periods Ended
                                                 3/31/2007  3/31/2006
   Nonperforming assets
      Loans past due 90 days and accruing       $      266 $      390
      Nonaccrual loans                              19,246     14,542
                                                ----------------------
      Total nonperforming loans                     19,512     14,932
      Other real estate owned and other
       foreclosed assets                             2,967      2,910
                                                ----------------------
   Total nonperforming assets                   $   22,479 $   17,842
                                                ======================

   Nonperforming loans/total loans excluding
    RAL/RT                                            0.36%      0.30%
   Nonperforming assets/ total assets excluding
    RAL/RT                                            0.32%      0.26%
   Allowance for credit losses/non performing
    loans excluding RAL/RT                             285%       331%
   Allowance for credit losses/total loans
    excluding RAL/RT                                  1.03%      1.00%


Book value per share
Actual shares outstanding at end of period (in
 thousands)                                         46,973     46,689
Book value per share                            $    14.10 $    12.85
Tangible book value per share                   $    10.84 $     9.64



    CONTACT: Pacific Capital Bancorp
             Debbie Whiteley, Senior Vice President
             Director, Investor Relations
             (805) 884-6680
             Debbie.Whiteley@pcbancorp.com